UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      CITADEL BROADCASTING CORPORATION
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           (Exact name of registrant as specified in its charter)


              Delaware                                  51-0405729
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


        City Center West, Suite 400
         7201 West Lake Mead Blvd.                              89128
             Las Vegas, Nevada
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      (Address of principal executive offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered
        -----------------------              ---------------------------------

Common Stock, $.01 par value per share            New York Stock Exchange

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If this form relates to the registration of a class of securities pursuant
to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates: 333-89844
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Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
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                              (Title of class)

Item 1.   Description of the Registrant's Securities to Be Registered.
          -----------------------------------------------------------

          This registration statement relates to the common stock, $.01 par value per share, of Citadel Broadcasting Corporation (the "Company"). Reference is made to the information set forth under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission, as amended (Registration No. 333-89844), which information is incorporated herein by reference. Any prospectus subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into this registration statement.

Item 2.        Exhibits.
               --------

1. Registration Statement on Form S-1, filed by Citadel Broadcasting Corporation with the Securities and Exchange Commission ("SEC") on June 5, 2002 (Registration No. 333-89844), as amended by Amendment No. 1 thereto, filed with the SEC on November 13, 2002, Amendment No. 2 thereto, filed with the SEC on December 23, 2002, Amendment No. 3, filed with the SEC on May 29, 2003, Amendment No. 4, filed with the SEC on July 2, 2003 and Amendment No. 5, filed with the SEC on July 18, 2003 (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2. Form of Restated Certificate of Incorporation of Citadel Broadcasting Corporation to be in effect upon closing of the initial public offering (incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

3.   Form of Amended and Restated By-Laws of Citadel Broadcasting
     Corporation to be in effect upon closing of the initial public offering (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4.   Form of Common Stock Certificate (incorporated herein by reference to
     Exhibit 4.1 to the Form S-1 Registration Statement).

                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 21, 2003

                                    Citadel Broadcasting Corporation



                                    By:  /s/ Randy L. Taylor
                                        --------------------------------
                                        Name:  Randy L. Taylor
                                        Title: Secretary and
                                               Vice President-Finance

                               EXHIBIT INDEX
                               -------------



Exhibit                                    Description
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1.        Registration Statement on Form S-1, filed by Citadel Broadcasting
          Corporation with the Securities and Exchange Commission ("SEC") on June 5, 2002 (Registration No. 333-89844), as amended by Amendment No. 1 thereto, filed with the SEC on November 13, 2002, Amendment No. 2 thereto, filed with the SEC on December 23, 2002, Amendment No. 3, filed with the SEC on May 29, 2003, Amendment
          No. 4, filed with the SEC on July 2, 2003 and Amendment No. 5, filed with the SEC on July 18, 2003 (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2. Form of Restated Certificate of Incorporation of Citadel Broadcasting Corporation to be in effect upon closing of the initial public offering (incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

3. Form of Amended and Restated By-Laws of Citadel Broadcasting Corporation to be in effect upon closing of the initial public offering (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4. Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement).